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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                              MERCHANTS GROUP, INC.

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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

               1-9640                                  16-1280763

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      (Commission File Number)           (I.R.S. Employer Identification No.)

 250 Main Street, Buffalo, New York                        14202

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 (Address of principal executive offices)               (Zip Code)

 Registrant's telephone number, including area code:  (716) 849-3333

                                (NOT APPLICABLE)

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(Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS
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     Item 7.    Financial Statements and Exhibits.
     Item 9.    Regulation FD Disclosure.
FORM 8-K
EXHIBIT INDEX
Exhibit 99 News Release



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Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed as a part of this report:

                Exhibit No.                        Description
                    99                  Press release dated July 31, 2003.

Item 9.  Regulation FD Disclosure.

         In accordance with guidance from the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made pursuant to
Item 9. On July 31, 2003, Merchants Group, Inc. issued a press release announcing results for the quarter ended June 30, 2003. The text of the press release is furnished as an exhibit to this Form 8-K. Under the rules and regulations of the Securities and Exchange Commission, the exhibit and the information in this Form 8-K are deemed to be furnished and not to be filed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MERCHANTS GROUP, INC.



Date: August 1, 2003         By: /s/ Kenneth J. Wilson
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                                 Kenneth J. Wilson
                                 Chief Financial Officer
                                 Treasurer









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                                  EXHIBIT INDEX


Exhibit No.
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    99                Press release dated July 31, 2003.






























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